UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                 FORM 8-K/A
                              AMENDMENT NO. 1

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): March 18, 2004

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

              1-2918                                         61-0122250
       (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky          41012-0391
           (Address of principal executive offices)          (Zip Code)


           P.O. Box 391, Covington, Kentucky                 41012-0391
                   (Mailing Address)                         (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K dated March 18, 2004 and filed March 22, 2004 of Ashland Inc. ("Ashland") is being filed to reclassify Exhibits 10.1, 10.2, 10.3 and 10.4 as Exhibits 2.2, 2.3, 2.4 and 2.5, respectively. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the text of the amended item is set forth in its entirety in the pages attached hereto.


Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits*

2.1 Master Agreement dated as of March 18, 2004, among Ashland Inc., ATB Holdings Inc., EXM LLC, New EXM Inc., Marathon Oil
         Corporation, Marathon Oil Company, Marathon Domestic LLC and Marathon Ashland Petroleum LLC (the "Master Agreement").

2.2 Tax Matters Agreement dated as of March 18, 2004, among Ashland Inc., ATB Holdings Inc., EXM LLC, New EXM Inc., Marathon Oil
         Corporation, Marathon Oil Company, Marathon Domestic LLC and Marathon Ashland Petroleum LLC.

2.3 Assignment and Assumption Agreement (VIOC Centers) dated as of March 18, 2004, between Ashland Inc. and ATB Holdings Inc.

2.4 Assignment and Assumption Agreement (Maleic Business) dated as of March 18, 2004, between Ashland Inc. and ATB Holdings Inc.

2.5 Amendment No. 2 dated as of March 18, 2004 to the Amended and Restated Limited Liability Company Agreement dated as of December 31, 1998 of Marathon Ashland Petroleum LLC, by and between Ashland Inc. and Marathon Oil Company.


*Ashland agrees to furnish supplementally a copy of any omitted schedule to the United States Securities and Exchange Commission upon request.


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


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      ASHLAND INC.
                                          -----------------------------------
                                                      (Registrant)



    Date:  November 5, 2004                      /s/ J. Marvin Quin
                                          -----------------------------------
                                          Name:     J. Marvin Quin
                                          Title:    Senior Vice President
                                                    and Chief Financial Officer

                               EXHIBIT INDEX*


2.1 Master Agreement dated as of March 18, 2004, among Ashland Inc., ATB Holdings Inc., EXM LLC, New EXM Inc., Marathon Oil
         Corporation, Marathon Oil Company, Marathon Domestic LLC and Marathon Ashland Petroleum LLC (the "Master Agreement").

2.2 Tax Matters Agreement dated as of March 18, 2004, among Ashland Inc., ATB Holdings Inc., EXM LLC, New EXM Inc., Marathon Oil
         Corporation, Marathon Oil Company, Marathon Domestic LLC and Marathon Ashland Petroleum LLC.

2.3 Assignment and Assumption Agreement (VIOC Centers) dated as of March 18, 2004, between Ashland Inc. and ATB Holdings Inc.

2.4 Assignment and Assumption Agreement (Maleic Business) dated as of March 18, 2004, between Ashland Inc. and ATB Holdings Inc.

2.5 Amendment No. 2 dated as of March 18, 2004 to the Amended and Restated Limited Liability Company Agreement dated as of December 31, 1998 of Marathon Ashland Petroleum LLC, by and between Ashland Inc. and Marathon Oil Company.



*Ashland agrees to furnish supplementally a copy of any omitted schedule to the United States Securities and Exchange Commission upon request.


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